SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported):  December 8, 1998
                        Commission File Number:  0-14096


                             FORELAND CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                        87-0422812
      ------------------------------        -------------------
     (State or other jurisdiction of           (IRS Employer
      incorporation or organization)        Identification No.)



      143 UNION BOULEVARD, SUITE 210
            LAKEWOOD, COLORADO                  80228
      ------------------------------           --------
     (Address of Principal Executive          (Zip Code)
                 Offices)



              Registrant's Telephone Number, including Area Code:
                               (303) 988-3122




                                   N/A
     (Former name, former address, and formal fiscal year, if changed since last report)

                             ITEM 5.  OTHER EVENTS

Foreland Corporation announced on December 1, 1998, the results of drilling at the Dixie Flats #1-4 well. This exploratory well tested a high block that had been defined by 2D seismic and gravity on the flanks of Huntington Valley, Nevada. During drilling, massive lost circulation occurred in the top of the block, indicating that an extremely premeable reservoir had been prenetrated. Shows of oil were not observed in the samples, however, and as a result, the well will be plugged and abandoned.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  December 11, 1998

                                    FORELAND CORPORATION


                                    By /s/ N. Thomas Steele, President
















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